EXHIBIT 23.2

                                   CONSENT OF
                                 CMB PARTNERSHIP
                              CHARTERED ACCOUNTANTS
                             AND REGISTERED AUDITORS


      We hereby consent to the inclusion in this Registration Statement on Form SB-2 (Registration No. 333-116512) and in the related Prospectus, of our report dated January 24, 2005 relating to the financial statements of CQ Systems Ltd. for the year ended March 31, 2004. We also consent to the reference to our Firm under the caption "Experts" in such Prospectus.



CMB Partnership
Chartered Accountants and Registered Auditors
Surrey, United Kingdom
Date: October 4, 2005